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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                            _________

                             FORM 8-K

                            _________

                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (date of earliest event reported):  May 8, 2006


                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)


                  UTAH              0-13316                87-0395567
(State or other jurisdiction of (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

       7050 UNION PARK AVENUE, SUITE 600
           SALT LAKE CITY, UTAH                                84047
   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K


Item 3.02 Unregistered Sales of Equity Securities

     Effective May 8, 2006, we issued 497,956 shares of our common stock and accompanying warrants to purchase 497,956 of our common stock in consideration of a total of $751,953 in cash received by the Company. The warrants are exercisable at $2.00 per share for a period of three years from the date of issuance. The securities were sold by the Company and no underwriting discounts or commissions were paid. We did, however, pay a finders fee in the aggregate of $14,200 to three individuals for referrals to persons who bought our securities.

      All investors in the transactions were accredited investors and were fully informed regarding their investment. In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

Item 9.01.     Financial Statements and Exhibits

      None

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2006.                    BROADCAST INTERNATIONAL, INC.
                                       a Utah corporation

                                       By: /s/ Rodney M. Tiede

                                       Name: Rodney M. Tiede
                                       Title: President and Chief Executive
                                              Officer